UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 27, 2006

STONE ARCADE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51150	20-2699372
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

c/o Stone-Kaplan Investments, LLC
One Northfield Plaza, Suite 480
Northfield, IL	60093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 441-0929

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

Commencing June 29, 2006, Stone Arcade Acquisition Corporation (“Stone”) intends to hold presentations for its stockholders regarding its proposed acquisition of substantially all of the assets of the Kraft Paper Business (“KPB”), a division of International Paper Company, as described in Stone’s Form 8-K filed on June 26, 2006. The presentation is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01 OTHER EVENTS

Stone will hold a presentation regarding the proposed acquisition of KPB by telephone conference call on Thursday, June 29, 2006 at 10:00 am Eastern Time. As announced in a press release distributed on June 27, 2006, the dial-in information for the conference call is 800-755-4358 and the participation code is 9557327. A copy of the press release is attached as Exhibit 99.2.

Stone and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Stone stockholders to be held to approve the acquisition. Stockholders of Stone are advised to read, when available, Stone’s preliminary proxy statement and definitive proxy statement in connection with Stone’s solicitation of proxies for the special meeting because these statements will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Stone Arcade Acquisition Corporation, c/o Stone-Kaplan Investments, LLC, One Northfield Plaza, Suite 480, Northfield, IL 60093. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

Non-GAAP Financial Measures

The presentation attached as Exhibit 99.1 contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description
99.1	Presentation, dated June 27, 2006
99.2	Press Release, dated June 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2006	STONE ARCADE ACQUISITION CORPORATION

	By:	/s/ Roger W. Stone
Roger W. Stone Chief Executive Officer